Exhibit 10.1

Underwriting Agreement

December 20, 2006

ROBERT W. BAIRD & CO. INCORPORATED

227 West Monroe Street

Suite 2100

Chicago, Illinois 60606

Ladies and Gentlemen:

Sonic Foundry, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to Robert W. Baird & Co. Incorporated (“Baird”) 3,000,000 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”).

The Company hereby confirms its agreement with Baird as follows:

SECTION 1. Representations and Warranties of the Company.

The Company represents, warrants and covenants to Baird as follows:

(a) Filing of the Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-138769), which contains a form of base prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, and the documents incorporated by reference in the prospectus contained in the registration statement at the time such registration statement became effective, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), and including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” The form of final prospectus included in the Registration Statement at the effective date of the Registration Statement and any prospectus supplement relating to the Shares are collectively referred to as the “Prospectus.” All references in this Agreement to the Registration Statement, the Company’s preliminary prospectus included in the Registration Statement (each a “preliminary prospectus”), the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). Any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such preliminary prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

(b) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order preventing or suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical in content to the copy thereof delivered to Baird for use in connection with the offer and sale of the Shares. Each of the Registration Statement, the Prospectus and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to Baird furnished to the Company in writing by Baird expressly for use therein, it being understood and agreed that the only such information furnished by Baird consists of the information described as such in Section 8 hereof. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement that have not been described or filed as required.

The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange

Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 of the Securities Act) (an “Ineligible Issuer”), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(d) Offering Materials Furnished to Baird. The Company has delivered to Baird complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as Baird has reasonably requested.

(e) Distribution of Offering Materials By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date (as defined below) and the completion of Baird’s distribution of the Shares, any offering materials in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

(f) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(g) Authorization of the Shares. The Shares to be purchased by Baird from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

(h) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(i) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its

subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(j) Independent Accountants. Grant Thornton LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

(k) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of or incorporated by reference in the Registration Statement, and included or incorporated by reference in the Prospectus, present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement.

(l) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. The Company and each of its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries. The outstanding capital stock of each of the Company’s subsidiaries is free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

(m) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption “Description of Capital Stock” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in each of the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus, as the case may be). The Common Stock (including the

Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(n) Quotation. The Shares have been approved for quotation on the Nasdaq Global Market under the symbol “SOFO.”

(o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or bylaws or is in default (or, with the giving of notice or lapse of time, would be in default) (a “Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, such agreements and contracts filed as exhibits to the Registration Statement or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”)), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except the registration under the Securities Act of the Common Stock and such as have been obtained or made by the Company and are in full force and effect, applicable state securities or blue sky laws and from the National Association of Securities Dealers, Inc. (the “NASD”).

(p) No Material Actions or Proceedings. Except as otherwise disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director (in such capacities) of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent except for such disputes as would not, individually or in the aggregate, result in a Material Adverse Change. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

(q) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with the asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons.

(r) All Necessary Permits. Except as otherwise disclosed in the Prospectus or except as would not result in a Material Adverse Change, the Company and each subsidiary possess such valid and current certificates, licenses, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(s) Title to Properties. The Company and each of its subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(k) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as are referred to in such financial statements or Prospectus or which are not material to the business of the Company or its subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(t) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them (other than with respect to any tax returns which the Company is contesting in good faith and which are not material to the Company) and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(k) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(u) Company Not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and after receipt of payment for the Shares and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in each of the preliminary prospectus and the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v) Insurance. Each of the Company and its subsidiaries is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as the Company reasonably believes are adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company reasonably believes that each of it and its subsidiaries will be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(w) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares. The Company acknowledges that Baird may engage in passive market making transactions in the Shares on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act.

(x) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the preliminary prospectus or the Prospectus that have not been described as required.

(y) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) will be evaluated for effectiveness as of the end of each fiscal quarter and fiscal year of the Company and (iii) are effective in all material respects to perform the functions for which they were established. The Company is not aware of (a) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(z) Company’s Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

(bb) Compliance with Environmental Laws. The Company and each of its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the preliminary prospectus and the Prospectus. The Company has not been named as a “Potentially Responsible Party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(cc) Employee Benefit Plan Compliance. The Company, its subsidiaries and ERISA Affiliates (as defined below), any employee benefit plan (“Plan”) established, maintained, contributed to, or required to be contributed to by the Company, its subsidiaries or their ERISA Affiliates, and all fiduciaries of such Plans have complied with and are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”), the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”), and all other applicable laws. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Plan. No Plan is a “multiemployer plan” as defined under Section 3(37) of ERISA. Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to any termination of, or withdrawal from, any Plan, (ii) ERISA or the Code with respect to the funding of any Plan, or (iii) Sections 412, 4971, 4975 or 4980B of the Code. No Plan is currently under audit or review by any governmental body. Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(dd) NASD Affiliation. There are no affiliations with the NASD among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the preliminary prospectus, the Prospectus or the Registration Statement or otherwise disclosed in writing to Baird.

(ee) Stock Option Practices. Each stock option (i) was granted in compliance with all applicable laws and all of the terms and conditions of the Company’s stock option plan pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of such share at the close of business on the date of such grant, (iii) has a grant date identical to the date on which the Company’s board of directors or any committee thereof actually awarded such stock option, and (iv) qualifies for the tax and accounting treatment afforded to such stock option as reflected in the Company’s tax returns and financial statements.

(ff) Compliance with Sarbanes-Oxley Act of 2002. The Company and, to the best of its knowledge, its officers and directors, are in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) that are effective and are actively taking steps to ensure that they will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(gg) Other than as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or Baird for a brokerage commission, finder’s fee or like payment in connection with the proposed offering of the Shares as contemplated by this Agreement (the “Offering”).

SECTION 2. Purchase, Sale and Delivery of the Shares.

(a) The Shares. The Company hereby authorizes Baird to act as its exclusive agent to solicit offers for the purchase of all or part of the Shares from the Company in connection with the Offering of the Shares. So long as this Agreement shall remain in effect, the Company shall not, without the prior consent of Baird, solicit or accept offers to purchase any shares of the Common Stock otherwise than through Baird.

(b) The Closing Date. The Company hereby agrees to issue and sell 3,000,000 Shares to Baird at a price of $3.75 per share (the “Purchase Price”) upon the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, and Baird agrees to purchase from the Company at the Purchase Price the Shares. Payment for the Shares shall be made at the offices of Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202 (or such other place as may be agreed to by the Company and Baird) at 9:00 a.m. Central time on December 27, 2006, or such other time and date as Baird shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which Baird may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or Baird to recirculate to the public copies of an amended or supplemented Prospectus.

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(d) Public Offering of the Shares. Baird hereby advises the Company that Baird intends to offer for sale to the public, as described in the Prospectus, the Shares as soon after this Agreement has been executed as Baird, in its sole judgment, has determined is advisable and practicable.

(e) Payment for the Shares. Payment for the Shares to be sold by the Company shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company equal to 6.00% of the aggregate sales price of the Shares on the Closing Date.

(f) Delivery of the Shares. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless Baird shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of Baird.

(g) Delivery of Prospectus to Baird. The Company will deliver to Baird as soon as practicable after the date of this Agreement copies of the Prospectus (including all documents incorporated by reference therein) in such quantities and at such places as Baird may reasonably request.

SECTION 3. Covenants of the Company.

The Company covenants and agrees with Baird as follows:

(a) Baird’s Review of Proposed Amendments and Supplements. During the period beginning at the initial sale time and ending on the later of the Closing Date or such date as, in the opinion of counsel for Baird, the Prospectus is no longer required by law to be delivered in connection with sales by Baird or a dealer, including under circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement or the Prospectus, including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act, the Company shall furnish to Baird for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which Baird reasonably objects.

(b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise Baird in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable best efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) Amendments and Supplements to the Registration Statement, Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if in the opinion of Baird it is otherwise necessary to amend or supplement the Registration Statement or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify Baird of any such event or condition (unless such event or condition was previously brought to the Company’s attention by Baird during the Prospectus Delivery Period) and (ii) promptly prepare (subject to Section 3(a) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to Baird and to dealers, amendments or supplements to the Registration Statement or the Prospectus, or any new registration statement, necessary in order to make the statements in the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading or so that the Registration Statement or the Prospectus, as amended or supplemented, will comply with law.

(d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish to Baird, without charge, during the Prospectus Delivery Period, as many copies of each of the preliminary prospectus, the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as Baird may reasonably request.

(e) Blue Sky Compliance. The Company shall cooperate with Baird and counsel for Baird to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws and shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise Baird promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in the Prospectus.

(g) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to Baird an earnings statement (which need not be audited) that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(i) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq Global Market all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act.

(j) Company to Provide Interim Financial Statements. Prior to the Closing Date, the Company will furnish to Baird, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(k) Quotation. The Company will use its best efforts to include, subject to notice of issuance, the Shares on the Nasdaq Global Market.

(l) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, the Company will not, without the prior written consent of Baird (which consent may be withheld at the sole discretion of Baird), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or shares of Common Stock upon exercise of options, in each case, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus. Notwithstanding the foregoing, the Company will cause each of its executive officers to furnish to Baird, prior to the Closing Date, a letter, substantially in the form of Exhibit A attached hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock for such 90-day period without the prior written consent of Baird.

(m) Future Reports to Baird. During the period of five years hereafter the Company will furnish, if not otherwise available on EDGAR, to Baird at 227 West Monroe Street, Chicago, Illinois 60606, Attention: Legal Department: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

(n) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(o) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(p) Press Release. Prior to the Closing Date, the Company will not issue any press release or other communications directly or indirectly or hold any press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without Baird’s prior consent, which shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to Baird, such press release or communication is required by law.

SECTION 4. Payment of Fees and Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs, if any), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to Baird, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or Baird in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws, and, if requested by Baird, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising Baird of such qualifications, registrations and exemptions, (vii) the filing fees in connection with the NASD’s review and approval of Baird’s participation in the offering and distribution of the Shares, (viii) the fees and expenses associated with including the Shares on the Nasdaq Global Market, (ix) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (x) all reasonable out-of-pocket expenses of Baird, including the fees, disbursements and expenses of Baird’s counsel, payable upon receipt from Baird of an invoice therefor (provided, however, that such out-of-pocket expenses shall not exceed $50,000, unless approved by the Company, which approval shall not be unreasonably withheld).

SECTION 5. Conditions of the Obligations of Baird. The obligations of Baird to purchase and pay for the Shares as provided herein on the Closing Date shall be subject to (1) the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made; (2) the timely performance by the Company of their respective covenants and other obligations hereunder; and (3) each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, Baird shall have received from Grant Thornton LLP, independent registered public accounting firm of the Company, a letter dated the date hereof addressed to Baird, in form and substance satisfactory to Baird, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(b) Effectiveness of Registration Statement; Compliance with Registration Requirements; No Stop Order. For the period from and after effectiveness of this Agreement and prior to the Closing Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; and

(ii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the Closing Date, in the judgment of Baird there shall not have occurred any Material Adverse Change.

(d) Opinion of Counsel for the Company. On the Closing Date, Baird shall have received the opinion of McBreen & Kopko, counsel for the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to Baird, to the effect that:

(i) the Company, and each subsidiary, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and the Company has the corporate power to own its properties and engage in its business as described in the Prospectus;

(ii) the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

(iii) there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock pursuant to the Company’s articles of incorporation or bylaws or any agreement or other instrument known to such counsel;

(iv) the execution, delivery and performance by the Company of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with each of their terms;

(v) the execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions thereunder to be consummated on the Closing Date, do not violate (a) the Company’s articles of incorporation or bylaws, (b) any statute, law, rule or regulation or (c) any judgment, decree or order of any court or any other agency of government known to such counsel that is applicable to the Company or its property. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions thereunder to be consummated on the Closing Date do not cause a Default by the Company under any agreement included as an exhibit to the Registration Statement or as an exhibit to any other registration statement or report filed by the Company with the Commission;

(vi) the Shares have been duly and validly authorized and, when issued in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable;

(vii) the Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, any prospectus supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

(viii) no approval, authorization or other action by or filing with any governmental authority is required in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions thereunder to be consummated on the Closing Date except for such as have been duly obtained or made;

(ix) to such counsel’s knowledge no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, the completion of the Offering or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right;

(x) the statements in the Prospectus under the headings “Sonic Foundry, Inc.,” “Risk Factors,” “Description of Capital Stock” and “Plan of Distribution,” Item 15 of Part II of the Registration Statement and “Business” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, in each case to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

(xi) to such counsel’s knowledge, there is no action, suit or proceeding that is pending or threatened against the Company in any court or before any governmental authority, arbitration board or tribunal that seeks to question, delay or prevent the consummation of the transactions contemplated by this Agreement or that, if decided adversely to the Company, would have a Material Adverse Change;

(xii) to such counsel’s knowledge, the Company is not a party to any contract or agreement of a character required to be described or incorporated by reference in the Registration Statement or to be filed as an exhibit to the Registration Statement that has not been described or filed as required;

(xiii) the Registration Statement as of its effective date complied as to form in all material respects with the requirements of the Securities Act and its Rules and Regulations, and the documents incorporated by reference in the Registration Statement, including any Current Report on Form 8-K filed with the Commission prior to the Closing Date, when they became effective or were filed with the Commission, as applicable, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and

(xiv) the Company is not, and will not be after giving effect to the Offering and the application of the proceeds thereof as described in the Prospectus, an “investment company” as defined in the Investment Company Act of 1940, as amended.

Such counsel shall also have furnished to Baird a written statement, addressed to Baird and dated as of the Closing Date in form and substance reasonably satisfactory to Baird, to the effect that (y) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (z) based on such counsel’s examination of the Registration Statement and such counsel’s investigations made in connection with the preparation of the Registration Statement and conferences with certain officers and employees of and with auditors for and counsel to the Company, such counsel has no reason to believe that (A) the Registration Statement or Prospectus contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date when they became effective or were filed with the Commission, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement.

(e) Opinion of Counsel for Baird. On the Closing Date, Baird shall have received the opinion of Godfrey & Kahn, S.C., counsel for Baird, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as Baird may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) Officers’ Certificate. On the Closing Date, Baird shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date to the effect that the signers of such certificate have reviewed the Registration Statement, the Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

(i) such officers have carefully examined the Registration Statement and the Prospectus and, in their opinion, the Registration Statement and the Prospectus, as of such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Company and its subsidiaries have complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder; and

(iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Change, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

(g) Bring-down Comfort Letter. On the Closing Date, Baird shall have received from Grant Thornton LLP, independent registered public accounting firm of the Company, a letter dated such date, in form and substance satisfactory to Baird, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

(h) Additional Documents. On or before the Closing Date, Baird and counsel for Baird shall have received such information, documents, certificates and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by Baird by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Baird’s Expenses. If this Agreement is terminated by Baird pursuant to Section 5 or Section 10, or by the Company pursuant to Section 7, or if the sale to Baird of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse Baird upon demand for all out-of-pocket expenses that shall have been reasonably incurred by Baird in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Effectiveness of this Agreement. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification (including by way of oral notification from the reviewer at the Commission) by the Commission to the Company of the effectiveness of the Registration Statement under the Securities Act; provided that Sections 4, 6, 8 and 9 shall at all times be effective.

Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company to Baird, except that (solely in the case where the Company has terminated this Agreement pursuant to this Section 7) the Company shall be obligated to reimburse the expenses of Baird pursuant to Sections 4 and 6 hereof, (b) of Baird to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 8. Indemnification.

(a) Indemnification of Baird.

(i) The Company agrees to indemnify Baird and Baird’s affiliates and their respective directors, officers, employees, agents and controlling persons (Baird and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any applicable law, or otherwise, related to, arising out of or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in any document, including without limitation the Registration Statement and the documents filed by the Company pursuant to the Exchange Act (“Public Information”), furnished or made available by the Company (directly, through Baird, or otherwise), to any offeree of the Shares or any of their representatives or the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such indemnity shall not apply to any loss, claim, damage, or liability to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about Baird furnished to the Company by Baird expressly for use in the Registration Statement, or (ii) in connection with the engagement of Baird pursuant to this Agreement, actions taken or omitted in connection therewith, or the matters contemplated by this Agreement, and will reimburse any Indemnified Party periodically for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for, defense of or providing evidence in or preparing to serve as a witness with respect to, any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company; provided, however, that the Company will not be liable under clause (ii) above in respect of any loss, claim, damage, liability or expense that a court of competent jurisdiction shall have determined by a final judgment (not subject to further appeal) to be the direct and primary result of the gross negligence or willful malfeasance of Baird in performing the services which are the subject of this Agreement.

(ii) The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to, arising out of, or in connection with, any Offering, the engagement of Baird pursuant to this Agreement, actions taken or omitted in connection therewith, or the matters contemplated by this Agreement except to the extent that a court of competent jurisdiction shall have determined by final judgment (not subject to further appeal) any loss claim, damage or liability is the direct and primary result of the gross negligence or willful misfeasance of Baird in performing the services that are the subject of this Agreement.

(iii) The Company agrees that it will not, without the prior written consent of Baird, settle, compromise or consent to the entry of judgment in any pending or threatened claim, proceeding or action in respect of which indemnification could be sought hereunder (whether or not any Indemnified Party is an actual or potential party to such claim, proceeding or action) unless such settlement includes a provision unconditionally releasing Baird and all other Indemnified Parties from and holding them harmless against all liability in respect of claims by any releasing party related to or arising out of such matters or any transaction or conduct in connection therewith.

(iv) If the indemnification provided for hereunder is legally unavailable to any Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and Baird, on the other hand, in connection with matters covered by this Agreement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and Baird, on the other hand, as well as any other relevant equitable considerations. Notwithstanding the provisions of this paragraph, Baird shall not be required to contribute any amount in excess of the amount by which the total cash fees received by Baird pursuant to Section 6 of this Agreement exceed the amount of any damages that Baird has otherwise been required to pay.

(b) Indemnification of the Company, its Directors and Officers. Baird agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Baird), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by Baird expressly for use therein; and to reimburse the Company, or any such director, officer, or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that Baird has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the second paragraph (relating to stabilization activities) and in the third paragraph (relating to market making) under the caption “Plan of Distribution - Sale Through Underwriters and Dealers” in the Prospectus; and Baird confirms that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that Baird may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying parties on the one hand, and the indemnified parties, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties, on the one hand, and the indemnified parties, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the indemnifying parties, on the one hand, and the indemnified parties, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the indemnifying parties. The relative fault of the indemnifying parties, on the one hand, and the indemnified parties, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by indemnifying parties, on the one hand, or the indemnified parties, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each officer and employee of Baird and each person, if any, who controls Baird within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as Baird; and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, whether before or after notification by the Commission to the Company of the effectiveness of the Registration Statement under the Securities Act, this Agreement may be terminated by Baird by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Market, or trading in securities generally on either the Nasdaq Global Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of Baird is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; or (iv) in the judgment of Baird there shall have occurred any Material Adverse Change (regardless of whether any loss associated with such Material Adverse Change shall have been insured). Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to Baird, except that the Company shall be obligated to reimburse the expenses of Baird pursuant to Sections 4 and 6 hereof, (b) Baird to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 11. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and Baird, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction Baird is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) Baird has not assumed, nor will it assume, an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether Baird has advised or is currently advising the Company on other matters) and Baird has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) Baird and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and Baird has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) Baird has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and Baird with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against Baird with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, and of Baird set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Company or Baird or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

SECTION 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Company:

Sonic Foundry, Inc.

222 West Washington Avenue

Madison, Wisconsin 53703

Facsimile: (608) 443-1601

Attention: Kenneth A. Minor

with a copy to:

McBreen & Kopko

20 North Wacker Drive, Suite 2520

Chicago, Illinois 60606

Facsimile: (312) 332-2657

Attention: James R. Stern

If to Baird:

Robert W. Baird & Co. Incorporated

227 West Monroe Street

Suite 2100

Chicago, Illinois 60606

Facsimile: (312) 609-4950

Attention: Brent Rupple, Jr.

with a copy to:

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Facsimile: (414) 273-5198

Attention: Christopher B. Noyes

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and personal representatives and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from Baird merely by reason of such purchase.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WISCONSIN APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

SECTION 17. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of Milwaukee or the courts of the State of Wisconsin in each case located in the City and County of Milwaukee (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof,

including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and Baird set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of Baird, the officers or employees of Baird, any person controlling Baird, the Company, the officers or employees of the Company or any person controlling the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, Baird, Baird’s officers and employees, any controlling persons referred to herein, the Company’s directors and the Company’s officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Shares from Baird merely because of such purchase.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

[Signature page follows]

[Signature page to Underwriting Agreement]

Very truly yours,

SONIC FOUNDRY, INC.

By:	/s/ RP Buinevicius
Name:	Rimas Buinevicius
Title:	Chairman/CEO

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Brenton H. Rupple, Jr.
Name:	Brenton H. Rupple, Jr.
Title:	Managing Director

Exhibit A

Form of Lock-Up Agreement

[                    , 2006]

Robert W. Baird & Co. Incorporated

227 West Monroe Street

Suite 2100

Chicago, Illinois 60606

Re:	Sonic Foundry, Inc. – Offering of Common Stock

Ladies and Gentlemen:

In order to induce Robert W. Baird & Co. Incorporated (“Baird”) to enter in to a certain underwriting agreement with Sonic Foundry, Inc., a Maryland corporation (the “Company”), with respect to the offering of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), the undersigned hereby agrees that for a period of 90 days following the date of the final prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission in connection with such offering, the undersigned will not, without the prior written consent of Baird, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable in Common Stock or (iii) engage in any short selling of the Common Stock. The foregoing sentence shall not apply to (a) the transfer of shares of Common Stock, Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for shares of Common Stock as a privately-negotiated transaction, provided the purchaser thereof agrees in writing to be bound by the terms of this Lock-Up Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust, partnership or other entity for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust, partnership or other entity agrees in writing to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned from and after the date hereof shall be bound by the terms of this Agreement.

In addition, the undersigned hereby confirms that the undersigned does not have the right to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

SIGNATURE BLOCK FOR A NATURAL PERSON

Name:
Please Print
Date:	__________

SIGNATURE BLOCK FOR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY

Name of corporation, partnership, trust or other entity, including type of entity and jurisdiction of organization:

Please Print

By:

Name:
Please Print
Title:
Please Print
Date:	__________

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